SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
September 24, 2007
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)

County Line Industrial Park Southampton, Pennsylvania (Address of principal executive offices)	18966 (Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On September 24, 2007, Environmental Tectonics Corporation (the “Company”) received a letter from the American Stock Exchange (“AMEX”) stating that AMEX has accepted the Company’s plan to regain compliance with AMEX’s continued listing standards, and that the Company’s listing will be continued until January 17, 2008.
     As previously disclosed, on July 17, 2007, the Company received a letter from AMEX stating that the Company was not in compliance with Sections 134 and 1101 of the AMEX Company Guide as a result of the Company’s failure to file with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the period ended May 25, 2007. The non-compliance by the Company with Sections 134 and 1101 of the AMEX Company Guide makes the Company’s common stock subject to being delisted from AMEX. On August 14, 2007, the Company submitted a plan of compliance (the “Compliance Plan”) to AMEX outlining the steps the Company was taking to regain compliance with AMEX’s continued listing standards. To date, the Company has not regained compliance with such continued listing standards but continues to work toward regaining compliance consistent with its Compliance Plan. In its September 24, 2007 letter, AMEX also informed the Company that if it fails to file its Quarterly Report on Form 10-Q for the fiscal quarter ended August 24, 2007 by October 8, 2007, its required due date for filing with the SEC, that such failure would be deemed an additional instance of non-compliance with Sections 134 and 1101 of the AMEX Company Guide.
     The Company will be subject to periodic review by AMEX regarding its Compliance Plan and is required to provide AMEX with periodic updates in connection with the Compliance Plan. Failure to make progress consistent with the Compliance Plan or to regain compliance with the continued listing standards by January 17, 2008 will likely result in AMEX initiating delisting proceedings with respect to the Company’s common stock.
     A copy of the press release issued by the Company on September 25, 2007 announcing AMEX’s acceptance of the Compliance Plan is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed in accordance with Item 601 of Regulation S-K:
          99.1 Press Release dated September 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: September 26, 2007	By	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release dated September 25, 2007.